UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 24, 2022

CASEY'S GENERAL STORES, INC.
(Exact name of registrant as specified in its charter)

Iowa
(State or other jurisdiction of incorporation)

001-34700	42-0935283
(Commission File Number)	(I.R.S. Employer Identification Number)

One SE Convenience Blvd., Ankeny, Iowa
(Address of principal executive offices)

50021
(Zip Code)

515/965-6100
(Registrant's telephone number, including area code)

NONE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value per share	CASY	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 7.01. Regulation FD Disclosure.

On January 24, 2022, Casey’s General Stores, Inc. issued a press release providing a business update and announcing its participation at the 2022 Jefferies Virtual Winter Restaurant, Foodservice, Gaming, Lodging & Leisure Summit, including a moderated discussion session on January 24, 2022 at 1:00 p.m. CT. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information contained in this Item, including the press release attached as Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.    Description

99.1        Press Release issued by Casey’s General Stores, Inc. dated January 24, 2022

104        Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CASEY'S GENERAL STORES, INC.

Dated: January 24, 2022	By:	/s/ Stephen P. Bramlage Jr.
Stephen P. Bramlage Jr.
Chief Financial Officer